UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 8, 2010 (November 3, 2010)
JOHN B. SANFILIPPO & SON, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19681 (Commission File Number)	36-2419677 (I.R.S. Employer Identification Number)
1703 North Randall Road, Elgin, Illinois 60123-7820
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (847) 289-1800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
On November 3, 2010, the Board of Directors of John B. Sanfilippo & Son, Inc. (the “Registrant”) adopted a revised form of Non-Employee Director Restricted Stock Unit Award Agreement that does not contain an automatic deferral feature (the “Agreement”). Non-employee directors will have the option to enter into either the Agreement, or a previously approved form of Non-Employee Director Restricted Stock Unit Award Agreement that does contain an automatic deferral feature. The Agreement provides for grants of Restricted Stock Units (“RSUs”) under the John B. Sanfilippo & Son, Inc. 2008 Equity Incentive Plan, pursuant to which the awards to employees, directors, and other individuals providing services to the Company are made.
The period of restriction with respect to RSUs granted pursuant to the Agreement is from the date of grant through the date of the Company’s next annual meeting of stockholders. In general, pursuant to the Agreement, each RSU for which the period of restriction has lapsed will convert to one share on the day following the day the period of restriction ends with respect to the RSU, with the share being delivered to the recipient as soon as administratively possible thereafter (but no later than sixty (60) days thereafter).
If the recipient’s termination of service is on account of death or permanent disability, then all of the unvested RSUs shall immediately become nonforfeitable and the restrictions with respect to the RSUs shall lapse as of the date of death or the date the Compensation Committee determines that a permanent disability occurred. However, if the recipient’s termination of service is on account of any other reason, including retirement, then all unvested RSUs shall be forfeited as of the end of the day of such termination of service. Recipients may not sell, transfer, assign, pledge or otherwise dispose of the RSUs granted pursuant to the Agreement, other than by will or by the laws of descent and distribution, until the share payment date.
The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On November 3, 2010, the Registrant held the annual meeting of its stockholders. The final results of voting for each matter submitted to a vote of stockholders at the meeting are set forth below.
(i) The following directors were elected at the meeting and the voting for each director was as follows (with Common Stock and Class A Common Stock stockholders voting separately):

Nominee	For	Withhold	Broker Non-Vote
(Common Stock Directors and Voting Results)
Governor Jim Edgar	4,992,453	124,117	2,424,056
Daniel M. Wright	5,001,805	114,765	2,424,056

(Class A Common Stock Directors and Voting Results)
Jasper B. Sanfilippo	2,597,426	0	0
Jasper B. Sanfilippo, Jr.	2,597,426	0	0
Jeffrey T. Sanfilippo	2,597,426	0	0
Mathias A. Valentine	2,597,426	0	0
Michael J. Valentine	2,597,426	0	0
Timothy R. Donovan	2,597,426	0	0
(ii) The Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Registrant’s independent auditor for the fiscal year ending June 30, 2011 was ratified by the following vote (with Common Stock and Class A Common Stock stockholders voting together):

	For	Against	Abstain	Broker Non-Vote
PricewaterhouseCoopers LLP	33,467,894	46,542	450	0

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The exhibit filed herewith is listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN B. SANFILIPPO & SON, INC. (Registrant)
Date: November 8, 2010	By:	/s/ Michael J. Valentine
		Name:	Michael J. Valentine
		Title:	Chief Financial Officer, Group President and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 10.1	John B. Sanfilippo & Son, Inc. Non-Employee Director Restricted Stock Unit Award Agreement (No Deferral)